Exhibit 10.8

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME	DEALER NAME
12K & UNDER MOTORS	ALL RIGHT AUTO SALES INC
1ST CHOICE AUTO SALES INC	ALL SEASON AUTO SALES LLC
1ST CLASS AUTO SALES	ALL SEASONS AUTO SALES
24/7 MOTORS LLC	ALL STAR AUTO SALES
247 AUTO SALES	ALL STAR DODGE CHRYSLER JEEP
3 BROTHERS INC	ALL STAR MOTORS INC
301CARSALES.COM	ALLAN VIGIL FORD
31 W AUTO BROKERS INC	ALLANS SHOWCASE
4 WHEELS OF FOX LAKES SALES	ALLEN TURNER AUTOMOTIVE
40 HIGHWAY AUTO SALES LLC	ALLSTAR MOTORS, INC.
4042 MOTORS LLC	ALM MALL OF GEORGIA
5 STAR AUTO SALES	ALMA CHEVROLET BUICK GMC
60 WEST AUTO SALES LLC	AL’S AUTO MART
83 AUTO SALES LLC	ALTERNATIVES
A & D MOTORS, INC.	ALWAYS APPROVED AUTO LLC
A & S GRAND AVE	AMBAR MOTORS, INC.
A 1 AUTO SALES INC	AMERICAN AUTO SALES WHOLESALE
A LOT OF USED CARS	AMERICAN PRESTIGE AUTOS INC
A PLUS CAR SALES & RENTALS INC	AMERICAN SALES & LEASING INC
A.R.J.’S AUTO SALES, INC	AMERIFIRST AUTO CENTER, INC.
AACC AUTO CAR SALES, INC	AMG AUTO SALES INC
ABBY’S AUTOS, INC.	ANDY MOHR BUICK PONTIAC GMC
ABC AUTOTRADER LLC	ANDY MOHR CHEVROLET, INC.
ABERNETHY CHRYSLER JEEP DODGE	ANDY MOHR FORD, INC.
ACCURATE AUTOMOTIVE OF	ANDY MOHR TOYOTA
ACES AUTO MART	ANSWER ONE MOTORS
ACTIVE AUTO SALES	ANTHONY PONTIAC GMC BUICK INC
ADAMS AUTO GROUP	ANTHONY WAYNE AUTO SALES
ADAMSON FORD LLC	ANTIQUE MOTORS
ADS AUTO DISCOUNT SALES INC	APPROVAL AUTO CREDIT INC.
ADVANCE AUTO WHOLESALE, INC.	ARB WHOLESALE CARS INC
ADVANCED AUTO & TRUCK	ARC AUTO LLC
ADVANCED AUTO BROKERS, INC.	ARCH ABRAHAM NISSAN LTD
ADVENTURE CHRYSLER JEEP	ARCH AUTO SALES
AFFORDABLE AUTO MOTORS, INC	ARDMORE AUTO SALES LLC
AJ CAR SALES	ARENA AUTO SALES
AJ’S AUTO	ARES FINANCIAL SERVICES LLC
AK IMPORTS AUTO SALES	ARMSTRONG FORD OF HOMESTEAD
ALABAMA DIRECT AUTO	ASA REMARKETING
ALEXANDRIA MOTORS INC	ASANKA CARS.COM
ALFA MOTORS	ASSOCIATED AUTOMOTIVE GROUP
ALL AMERICAN AUTO MART	ATCHINSON FORD SALES
ALL CARS LLC	ATL AUTO TRADE INC
ALL IN ONE AUTOMOTIVE GROUP	ATL AUTOS .COM

DEALER NAME	DEALER NAME
ATLANTA BEST USED CARS LLC	AUTO PLAZA USA
ATLANTA LUXURY MOTORS INC	AUTO PLUS OF SMITHVILLE LLC
ATLANTA USED CARS CENTER, INC	AUTO POINT USED CAR SALES
ATLANTIS RENT A CAR AND	AUTO PORT
AUCTION DIRECT USA	AUTO PROFESSION CAR SALES 2
AURORA MOTOR CARS	AUTO PROFESSIONAL CAR SALES
AUTO ACCEPTANCE CENTER	AUTO RITE, INC
AUTO AMERICA	AUTO SALES OF WINTER GARDEN
AUTO BANK	AUTO SELECT
AUTO BANK, INC.	AUTO SELECT INC
AUTO BRITE AUTO SALES	AUTO SELECTION OF CHARLOTTE
AUTO BROKERS, INC.	AUTO SOURCE CAROLINA LLC
AUTO CENTERS NISSAN INC	AUTO SPECIALISTS
AUTO CENTERS ST CHARLES LLC	AUTO SPORT, INC.
AUTO CITY LLC	AUTO STOP INC
AUTO CLUB OF MIAMI	AUTO TRADEMARK
AUTO CREDIT	AUTO UNION OF MIAMI INC
AUTO DIRECT	AUTO VILLA
AUTO DIRECT COLUMBUS OH	AUTO VILLA OUTLET
AUTO DIRECT PRE-OWNED	AUTO VILLA WEST
AUTO EXCHANGE	AUTO WAREHOUSE INC
AUTO EXCHANGE	AUTO WEEKLY SPECIALS
AUTO EXPRESS CREDIT INC	AUTO WISE AUTO SALES
AUTO EXPRESS ENTERPRISE INC	AUTO WORLD
AUTO FINDERS, INC.	AUTOBRANCH
AUTO GALAXY INC	AUTODRIVE, LLC
AUTO GROUP USA	AUTOLAND
AUTO LAND AUTO SALES INC	AUTOLAND USA AT SMYRNA
AUTO LIAISON INC	AUTOLANTA COLLECTION
AUTO LIBERTY OF ARLINGTON	AUTOMAC USA INC
AUTO LINE, INC.	AUTOMART #1 LLC
AUTO LIQUIDATION DIRECT LLC	AUTOMAX
AUTO LIQUIDATORS OF TAMPA, INC	AUTOMAX
AUTO MAC 2	AUTOMAX AUTO SALES INC
AUTO MARKET	AUTOMAX CHRYSLER DODGE JEEP
AUTO MARKET OF FLORIDA CORP	AUTOMAX OF ANDERSON
AUTO MART, INC.	AUTOMAX OF GREENVILLE
AUTO MASTERS AUTO SALES LLC	AUTOMAX OF GREER
AUTO MAX	AUTOMOTIVE DIRECT USA INC
AUTO MAX	AUTOMOTIVE GROUP OF OFALLON/CO
AUTO NETWORK OF THE TRIAD LLC	AUTONATION IMPORTS AUTO SALES
AUTO PARK CORPORATION	AUTONET GROUP LLC
AUTO PASS SALES & SERVICE CORP	AUTONOMICS
AUTO PLAZA INC	AUTOPLEX

DEALER NAME	DEALER NAME
AUTOPLEX IMPORT	BELL’S AUTO SALES
AUTOPLEX, LLC	BELMONTE AUTO IMPORTS
AUTOQUICK, INC.	BENNETTS AUTO SALES OF OCALA
AUTORAMA PREOWNED CARS	BENSON CADILLAC NISSAN, INC.
AUTOS BEST INC	BENSON FORD MERCURY
AUTOS DIRECT ONLINE	BENSON NISSAN
AUTOS R US	BEREA AUTO MALL
AUTOSHOW SALES AND SERVICE	BERGER CHEVROLET
AUTOWAY CHEVROLET	BERKELEY FORD
AUTOWAY FORD OF BRADENTON	BERT SMITH INTERNATIONAL
AUTOWAY HONDA ISUZU	BESSEMER AL AUTOMOTIVE LLC
AUTOWORLD USA	BEST AUTO SELECTION INC
AVENUE AUTO AND RV	BEST BUY AUTO MART LLC II
AXELROD PONTIAC	BEST BUY AUTO OF TAMPA BAY INC
B & B ELITE AUTO SALES LLC	BEST BUY AUTO SALES OF TAMPA
B & W MOTORS	BEST BUY MOTORS
BACHMAN AUTO GROUP, INC.	BEST CAR PRICE USA, INC.
BAKER BUICK GMC CADILLAC	BEST CARS KC INC
BAKER’S BODY SHOP	BEST CHEVROLET
BALLAS BUICK GMC	BEST DEAL AUTO SALES
BALTIMORE WASHINGTON AUTO	BEST DEAL AUTO SALES INC
BANK AUTO SALES	BEST KIA
BARBIES AUTOS CORPORATION	BEST VALUE AUTO SALES INC
BARGAIN SPOT CENTER	BETTER AUTOMALL LLC
BARRY BROWN MOTORS LLC	BEXLEY MOTORCAR COMPANY LLC
BARTOW FORD COMPANY	BIG BLUE AUTOS, LLC
BARTOW MOTORS	BIG BOYS TOYS FLORIDA LLC
BARTS CAR STORE	BIG CHOICES AUTO SALES INC
BARTS CAR STORE INC	BIG M CHEVROLET
BARTS CAR STORE INC	BIG O DODGE OF GREENVILLE, INC
BASELINE AUTO SALES, INC.	BILL BLACK CHEVROLET,
BATES FORD INC	BILL BRYAN CHRYSLER DODGE JEEP
BEACH AUTO BROKERS, INC	BILL BRYAN SUBARU
BEACH AUTO KINGS	BILL CLOUGH FORD INC
BEACHSIDE RIDE	BILL ESTES CHEVROLET
BEASLEY-CROSS PRE OWNED INC	BILL KAY CHEVROLET GEO INC
BEAU TOWNSEND NISSAN, INC.	BILL KAY FORD INC
BEDFORD AUTO WHOLESALE	BILL OWENS AUTO SALES
BEEJAY AUTO SALES INC	BILLS & SON AUTO SALES INC
BEFORD AUTO	BILLS AUTO SALES & LEASING,LTD
BEHLMANN ST PETERS PREOWNED	BILTMORE MOTOR CORP.
BELAIR ROAD DISCOUNT AUTO	BIRMINGHAM WHOLESALE AUTO LLC
BELLAMY AUTOMOTIVE GROUP, INC	BLAKE HOLLENBECK AUTO SALES IN
BELLS AUTO SALES	BLEECKER BUICK-GMC INC

DEALER NAME	DEALER NAME
BLEECKER CHRYSLER DODGE JEEP	BYERS CHEVROLET LLC
BLOOMINGTON AUTO CENTER	BYERS DELAWARE
BLUE SPRINGD FORD SALES INC	BYERS DELAWARE AUTO LLC
BLUESLADE MOTOR CARS LLC	BYERS KIA
BOB HOOK OF SHELBYVILLE, LLC	BYRONS AUTO SALES
BOB KING MITSUBISHI	C & D AUTO EXCHANGE
BOB KING’S MAZDA	C & J AUTO WORLD LLC
BOB MAXEY FORD	C & S SALES
BOB MAXEY LINCOLN-MERCURY	CADDY SHACK
BOB PULTE CHEVROLET GEO, INC.	CADILLAC OF NOVI INC
BOB STEELE CHEVROLET INC.	CALIFORNIA AUTO CONNECTION INC
BOBB CHRYSLER DODGE JEEP RAM	CALVARY CARS & SERVICE, INC
BOBB SUZUKI	CAMPBELL CHEVOFBOWLGREENKYINC
BOBBY LAYMAN CHEVROLET, INC.	CANCILA MARTY DODGE CHRYSLER J
BOBBY MURRAY TOYOTA	CAPITAL AUTO BROKERS
BOB’S AUTO SALES	CAPITAL FORD INC
BOMMARITO CHEVROLET MAZDA	CAPITAL MOTORS
BONIFACE HIERS MAZDA	CAPITAL MOTORS LLC
BORCHERDING ENTERPRISE, INC	CAPITOL AUTO
BOSAK HONDA	CAPITOL AUTO SALES, INC.
BOULEVARD AUTO EXCHANGE 2 INC	CAR BAZAAR INC OF FRANKLIN
BRADLEY CHEVROLET, INC.	CAR BIZ OF TENNESSEE
BRAD’S USED CARS	CAR CENTRAL
BRAMAN HONDA OF PALM BEACH	CAR CITY USA LLC
BRAMLETT PONTIAC INC	CAR CONCEPTS REMARKETING
BRANDON AUTO MALL FIAT	CAR CONNECTION
BRANDON HONDA	CAR COUNTRY
BRANDON MITSUBISHI	CAR CREDIT INC
BRANNON HONDA	CAR CREDIT XPRESS
BRECKENRIDGE MOTORS EAST LLC	CAR DEPOT
BREVARD VALUE MOTORS	CAR FACTORY OUTLET
BRICKELL HONDA BUICK & GMC	CAR FINDERS, LLC
BROMAR LLC	CAR MART FL.COM
BROMLEY AUTO SALES, LLC	CAR SOURCE, LLC.
BROOKS AUTO SALES	CAR ZONE
BUCKEYE CITY AUTOMOTIVE GROUP	CARCITY
BUCKEYE FORD LINCOLN MERC OF O	CARDINAL MOTORS INC
BUCKEYE MOTORS	CARDIRECT LLC
BUCKEYE NISSAN, INC.	CAREY PAUL HONDA
BUDS AUTO SALES	CARL GREGORY CHRYSLER-DODGE-
BUSH AUTO PLACE	CARMART AUTO SALES
BUYERS CHOICE AUTO CENTER LLC	CARMART AUTO SALES, INC.
BUZZ KARZ LLC	CARMART AUTOMALL LLC
BYERLY FORD-NISSAN, INC	CARMART EXPRESS

DEALER NAME	DEALER NAME
CAROLINA AUTO EXCHANGE	CHARLOTTE MOTOR CARS LLC
CAROLINA MOTORCARS	CHARS CARS LLC
CARPLUS AUTO SALES INC	CHASE AUTO GROUP
CARPORT SALES & LEASING, INC.	CHATHAM PARKWAY TOYOTA
CARPROS AUTO SALES	CHESAPEAKE AUTO GROUP
CARRIAGE MITSUBISHI	CHESTATEE FORD INC
CARROLLTON MOTORS	CHEVROLET BUICK OF QUINCY INC.
CARS & CREDIT OF FLORIDA	CHEVROLET OF SPARTANBURG
CARS & TRUCKS	CHICAGO AUTO SOURCE INC
CARS 4 LESS LLC	CHICAGO MOTORS INC
CARS 4 YOU LLC	CHRIS CARROLL AUTOMOTIVE
CARS N CARS, INC.	CHRIS LEITH AUTOMOTIVE INC
CARS OF JAX INC	CHRIS MOTORS AUTO SALES
CARS OF SARASOTA LLC	CHRIS SPEARS PRESTIGE AUTO
CARS PLUS LLC	CHRONIC INC.
CARS TRUCKS & MORE INC	CIRCLE CITY ENTERPRISES, INC.
CARS UNLIMITED	CITI CARS, INC.
CARS YOU CAN TRUST	CITY AUTO SALES
CARSMART, INC.	CITY MOTORS FLORIDA LLC
CARXPRESS	CITY STYLE IMPORTS INC
CARZ N TRUX	CITY TO CITY AUTO SALES, LLC
CARZ, INC.	CITY USED CARS, INC
CARZONE USA	CJ’S AUTO STORE
CARZZ AUTO SALES INC	CLARK CARS INC
CAS SALES & RENTALS	CLARK’S SUNSHINE
CASCADE AUTO GROUP, LTD	CLARKSVILLE AUTO SALES
CASTLE BUICK GMC	CLASSIC AUTO GROUP INC
CASTRIOTA CHEVROLET GEO INC.	CLASSIC CADILLAC SAAB
CAVALIER AUTO SALES INC	CLASSIC FORD OF GENEVA
CBF MOTORS LLC	CLEAN CARS
CC MOTORS INC	CLEARWATER CARS INC
CD S AUTOMOTIVE	CLEARWATER TOYOTA
CENTRAL 1 AUTO BROKERS	CLIFT BUICK GMC
CENTRAL FLORIDA EXPORTS, INC.	CLINTON FAMILY FORD
CENTRAL MOTOR WERKS, INC	COACHS BEST BUY MOTORS LLC
CENTRAL PONTIAC INC.	COAST TO COAST AUTO SALES
CENTURY BUICK	COASTAL AUTOMOTIVE INC
CERTIFIED AUTO CENTER	COCONUT CREEK HYUNDAI
CERTIFIED AUTO DEALERS	COGGIN HONDA
CHAMPION CHEVROLET	COLBERT’S AUTO OUTLET
CHAMPION OF DECATUR, INC.	COLUMBUS AUTO RESALE, INC
CHAMPION TRUCK CENTER LLC	COLUMBUS AUTO SOURCE
CHARLES BARKER PREOWNED OUTLET	COLUMBUS AUTO WAREHOUSE LLC
CHARLES MOTOR CO.	COLUMBUS CAR TRADER

DEALER NAME	DEALER NAME
COMMONWEALTH DODGE LLC	CROWN ACURA
CONCOURS AUTO SALES, INC.	CROWN AUTO GROUP INC
CONEXION AUTO SALES	CROWN AUTOS
CONWAY HEATON INC	CROWN BUICK GMC
CONWAY IMPORTS AUTO SALES	CROWN HONDA
CONYERS AUTO MAX	CROWN KIA
COOK & REEVES CARS INC	CROWN KIA
COOK MOTOR COMPANY	CROWN MITSUBISHI
COPPUS MOTORS - CHRYSLER,JEEP	CROWN MOTORS INC
CORAL SPRINGS OLDSMOBILE, INC	CROWN NISSAN
CORAL WAY AUTO SALES INC	CROWN NISSAN
CORNERSTONER AUTOMOTIVE LLC	CRUISER AUTO SALES
CORPORATE FLEET MANAGEMENT	CURRIE MOTORS DRIVERS EDGE
CORTEZ MOTORS	CURRIE MOTORS FRANKFORT INC
COUCH MOTORS LLC	CURRY HONDA
COUGHLIN AUTOMOTIVE- PATASKALA	CUSTOM CAR CARE
COUGHLIN CHEVROLET- NEWARK	D & D ALL AMERICAN AUTO SALES
COUGHLIN FORD OF CIRCLEVILLE	D & J MOTORS, INC.
COUGHLIN HYUNDAI	DADE CITY AUTOMAX
COUGHLIN LONDON AUTO INC	DAN CUMMINS CHV BUICK PONTIAC
COUNTRY HILL MOTORS INC	DAN HATFIELD AUTO GROUP
COUNTRY HILL MOTORS, INC.	DAN TUCKER AUTO SALES
COUNTRYSIDE FORD OF CLEARWATER	DANE’S AUTO SALES LLC
COURTESY CHRYSLER JEEP DODGE	DAVCO AUTO LLC
COURTESY NISSAN	DAVE SINCLAIR LINCOLN
COURTESY PONTIAC ACURA	DAVES JACKSON NISSAN
COWBOYS WHOLESALE INC	DAVID RICE AUTO SALES
COX AUTO SALES	DAVID SMITH AUTOLAND, INC.
COX CHEVROLET INC	DAWSONS AUTO & TRUCK SALES INC
COX TOYOTA/SCION	DAYTON ANDREWS DODGE
COYLE CHEVROLET	DAYTON ANDREWS INC.
CRAIG & BISHOP, INC.	DAYTON AUTO SALES INC
CRAIG & LANDRETH INC	DBA AUTONATION CHEVROLET
CRAMER HONDA OF VENICE	DEACON JONES AUTO PARK
CREDIT CARS USA	DEALERS CHOICE MOTOR COMPANY
CREDIT MASTER AUTO SALE INC	DEALS ON WHEELS
CREDIT UNION REMARKETING	DEALS ON WHEELS WHOLESALE LLC
CRENCOR LEASING & SALES	DEALS UMLIMTED
CRESTMONT CADILLAC	DEALZ AUTO TRADE
CRESTMONT HYUNDAI, LLC	DEALZ ON WHEELZ LLC
CRIST MOTORSPORTS	DEAN SELLERS, INC.
CRM MOTORS, INC.	DECENT RIDE.COM
CRONIC CHEVROLET, OLDSMOBILE-	DEECO’S AUTO SALES INC
CROSSROADS FORD OF INDIAN TRL	DEFOUW CHEVROLET, INC.

DEALER NAME	DEALER NAME
DENNIS AUTO POINT	DYNASTY MOTORS
DENNY’S AUTO SALES, INC.	E & R AUTO SALES INC
DEPENDABLE MOTOR VEHICLES INC	EAGLE LAKE CARS
DEREK MOTORCAR CO INC	EAGLE ONE AUTO SALES
DESTINYS AUTO SALES	EARL TINDOL FORD, INC.
DETROIT AUTO PARTS LLC	EAST ANDERSON AUTO SALES
DETROIT II AUTOMOBILES	EAST BEACH AUTO SALES
DG & M AUTO SALES INC	EAST LAKE TRUCK & CAR SALES
DI LUSSO MOTORCARS	EASTERN SHORE AUTO BROKERS INC
DIAMOND MOTORS OF DAYTONA	EASTGATE MOTORCARS, INC
DIANE SAUER CHEVROLET, INC.	EASY AUTO AND TRUCK
DICK BROOKS HONDA	EAZY RIDE AUTO SALES LLC
DICK MASHETER FORD, INC.	ECONO AUTO SALES INC
DICK SCOTT NISSAN, INC.	ECONOMIC AUTO SALES INC
DICK WICKSTROM CHEVROLET INC	ECONOMY AUTO MART
DISCOVERY AUTO CENTER LLC	ECONOMY MOTORS LLC
DIVERSIFIED AUTO SALES	ED HOWARD LINCOLN MERCURY INC.
DIXIE IMPORT INC	ED NAPLETON ELMHURST IMPORTS I
DIXIE WAY MOTORS INC	ED NAPLETON HONDA
DM MOTORS, INC.	ED TILLMAN AUTO SALES
DODGE OF ANTIOCH INC	ED VOYLES HONDA
DOMESTIC ACQUISITIONS	ED VOYLES HYUNDAI
DON AYERS PONTIAC INC	ED VOYLES KIA OF CHAMBLEE
DON BROWN CHEVROLET, INC.	EDDIE ANDRESON MOTORS
DON FRANKLIN CHEVROLET, BUICK	EDDIE AUTO BROKERS
DON HINDS FORD, INC.	EDDIE MERCER AUTOMOTIVE
DON JACKSON CHRYSLER DODGE	EDGE MOTORS
DON JACKSON IMPORTS CARS INC	EDWARDS CHEVROLET CO
DON MOORE CHEVROLET CADILLAC	EJ’S QUALITY AUTO SALES, INC.
DON REID FORD INC.	ELITE AUTO SALES OF ORLANDO
DORAL CARS OUTLET	ELITE AUTO WHOLESALE
DOTSON BROS CHRYS DODGE PLYM	ELITE AUTOMOTIVE GROUP
DOWNTOWN BEDFORD AUTO	ELITE CAR SALES WEST INC
DRIVE NOW AUTO SALES	ELITE IMPORTS
DRIVER SEAT AUTO SALES LLC	ELITE MOTORS, INC.
DRIVERIGHT AUTO SALES, INC.	ELYRIA BUDGET AUTO SALES INC
DRIVERS WORLD	EMPIRE AUTO SALES & SERVICE
DRIVEWAY MOTORS	EMPIRE AUTOMOTIVE GROUP
DRIVEWAYCARS.COM	ENON AUTO SALES
DRIVING DREAMS AUTO SALES LLC	ENTERPRISE
DRY RIDGE TOYOTA	ENTERPRISE CAR SALES
DUBLIN CADILLAC NISSAN GMC	ENTERPRISE CAR SALES
DUVAL CARS LLC	ENTERPRISE CAR SALES
DUVAL FORD	ENTERPRISE CAR SALES

DEALER NAME	DEALER NAME
ENTERPRISE CAR SALES	FIRST UNION AUTOMOTIVE LLC
ENTERPRISE CAR SALES	FITZGERALD MOTORS, INC.
ENTERPRISE LEASING CO OF	FIVE POINTS AUTO GROUP INC
ENTERPRISE LEASING CO. OF ORL.	FIVE STAR AUTO SALES OF
ENTERPRISE LEASING COMPANY	FIVE STAR CAR & TRUCK
ENTERPRISE LEASING COMPANY	FIVE STAR DODGE
ENTERPRISE LEASING COMPANY	FIVE STAR FORD STONE MOUNTAIN
ERNEST MOTORS, INC.	FL PRICE BUSTER AUTO SALES
ERNIE PATTI AUTO LEASING &	FLAMINGO AUTO SALES
ESTERO BAY CHEVROLET INC	FLEET STREET REMARKETING
ESTLE CHEVROLET CADILLAC	FLETCHER CHRYSLER PRODUCTS INC
EXCLUSIVE CARZ AND AUTO	FLORENCE AUTO MART INC
EXCLUSIVE MOTOR CARS LLC	FLORIDA AUTO EXCHANGE
EXCLUSIVE MOTORCARS LLC	FLORIDA FINE CARS INC
EXECUTIVE AUTO SALES	FLORIDA TRUCK SALES
EXECUTIVE CARS LLC	FLOW HONDA
EXECUTIVE MOTORS	FLOW MOTORS
EXOTIC MOTORCARS	FLOWERS HONDA
EXPRESS AUTO SALES NO 1	FMC AUTO SALES INC
EXPRESS MOTORS LLC	FOREMAN MOTORS, INC.
EXTREME DODGE DODGE TRUCK	FORT MYERS TOYOTA INC.
EXTREME IMPORTS	FORT PIERCE MOTORS, INC.
EZ AUTO & TRUCK PLAZA II INC	FORT WALTON BEACH
E-Z WAY CAR SALES & RENTALS	FORT WAYNE AUTO CONNECTION LLC
FAIRLANE FORD SALES, INC.	FORT WAYNE TOYOTA/LEXUS OF
FAITH MOTORS, INC.	FORTUNE MOTOR GROUP
FALCONE AUTOMOTIVE	FOXWORTHY AUTO SUPERSTORE
FAME FINANCE COMPANY	FRANK LETA AUTOMOTIVE OUTLET
FAMILY KIA	FRANK MYERS AUTO SALES, INC
FANELLIS AUTO	FRANK SHOOP CHEVY BUICK PONTIA
FANTASTIC 4 AUTO SALES	FRED ANDERSON KIA
FAST AUTO SALES, LLC	FRED ANDERSON NISSAN OF RALEIG
FASTLANE AUTO CREDIT INC	FRENSLEY CHRYSLER PLYMOUTH
FERCO MOTORS CORP	FRIENDLY FINANCE AUTO SALES
FERMAN NISSAN	FRITZ ASSOCIATES
FIAT OF SAVANNAH	FRONTIER MOTORS INC
FIAT OF SOUTH ATLANTA	FUTURE AUTOMOTIVE LLC
FIAT OF WINTER HAVEN	G & R AUTO SALES CORP
FIRKINS C.P.J.S.	G & W MOTORS INC
FIRKINS NISSAN	GABE ROWE NISSAN
FIRST AUTO CREDIT	GAINESVILLE MITSUBISHI
FIRST CHOICE AUTOMOTIVE INC	GANLEY BEDFORD IMPORTS INC
FIRST CLASS AUTO CHOICE	GANLEY CHEVROLET, INC
FIRST STOP AUTO SALES	GANLEY CHRYSLER JEEP DODGE INC

DEALER NAME	DEALER NAME
GANLEY EAST, INC	GOOD TO GO AUTO SALES, INC.
GANLEY FORD WEST, INC.	GOODMAN CHEV OLDS CAD NISSAN
GANLEY LINCOLN MERCURY	GR MOTOR COMPANY
GANLEY, INC	GRACE AUTOMOTIVE LLC
GARY SMITH FORD	GRAINGER NISSAN
GASTONIA CHRYSLER JEEP DODGE	GRANT CAR CONCEPTS
GASTONIA NISSAN, INC	GRANT MOTORS CORP.
GATES CHEV PONT GMC BUICK	GRAVITY AUTOS ATLANTA
GATES NISSAN, LLC	GRAVITY AUTOS ROSWELL
GATEWAY AUTO PLAZA	GREAT BRIDGE AUTO SALES
GATEWAY AUTOMOTIVE SALES &	GREAT INVESTMENT MOTORS
GATOR CHRYSLER-PLYMOUTH, INC.	GREAT LAKES HYUNDAI, INC.
GATOR TRUCK CENTER INC	GREEN LIGHT CAR SALES
GATORLAND KIA	GREEN TREE TOYOTA
GENE GORMAN & ASSOC. INC. DBA	GREENBRIER VW LLC
GENE GORMAN AUTO SALES	GREENE FORD COMPANY
GENTHE AUTOMOTIVE-EUREKA LLC	GREENLIGHT MOTORS, LLC
GEN-X CORP	GREEN’S TOYOTA
GEOFF ROGERS AUTOPLEX	GREG SWEET CHEVY BUICK OLDS
GEORGETOWN AUTO SALES	GREG SWEET FORD INC
GEORGIA CHRYSLER DODGE	GRIFFIN FORD SALES, INC.
GERDON AUTO SALES INC	GRIFFIN MOTOR CO, INC
GERMAIN FORD	GROGANS TOWNE CHRYSLER
GERMAIN OF SARASOTA	GROW AUTO FINANCIAL INC
GERMAIN TOYOTA	GS AUTO BROKERS LLC
GERMAIN TOYOTA	GUARANTEE AUTOMAXX CORPORATION
GERWECK NISSAN	GULF ATLANTIC WHOLESALE INC
GETTEL NISSAN OF SARASOTA	GULF COAST AUTO BROKERS, INC.
GETTEL TOYOTA	GULF MOTORS OF FT. MEYERS
GINN MOTOR COMPANY	GWINNETT PLACE NISSAN
GLASSMAN OLDSMOBILE, INC.	H & H AUTO SALES
GLEN BURNIE AUTO EXCHANGE, INC	H & H AUTO SALES
GLENN BUICK GMC TRUCKS	HAIMS MOTORS INC
GLOBAL AUTO EXPO INC	HALLMAN AUTOMOTIVE
GLOBAL MOTORS INC	HALLMARK HYUNDAI
GLOBE AUTO SALES	HAMILTON CHEVROLET INC
GLOVER AUTO SALES	HAMMCO INC
GMOTORCARS INC	HANNA IMPORTS
GMT AUTO SALES, INC	HANS AUTO
GOLDEN OLDIES	HAPPY AUTO MART
GOLLING CHRYSLER JEEP	HAPPY CARS INC
GOOD BAD NO CREDIT AUTO SALES	HARBOR CITY AUTO SALES, INC.
GOOD CARS	HARBOR NISSAN
GOOD MOTOR COMPANY	HARDIE’S USED CARS, LLC

DEALER NAME	DEALER NAME

HARDY CHEVROLET

HARDY CHEVROLET INC

HAROLD CHEVROLET BUICK, INC.

HARRELSON NISSA

HARRIET SALLEY AUTO GROUP LLC

HATCHER’S AUTO SALES

HATFIELD USED CAR CENTER

HAVANA FORD INC.

HAWKINSON NISSAN LLC

HEADQUARTER TOYOTA

HEARTLAND CHEVROLET

HEAVENLY IMPORTS LLC

HENDRICK HONDA

HENDRICKSCARS.COM

HENNESSY MAZDA PONTIAC

HERITAGE AUTOMOTIVE GROUP

HERITAGE CADILLAC-OLDS, INC.

HERITAGE MOTOR COMPANY

HERITAGE NISSAN

HERRINGTON AUTOMOTIVE

HIBDON MOTOR SALES

HICKORY HOLLOW CARNIVAL KIA

HIGH Q AUTOMOTIVE CONSULTING

HIGHLINE IMPORTS, INC.

HIGHWAY 31 AUTO SALES LLC

HILBISH MOTORS CO, INC

HILL NISSAN INC

HILLSIDE AUTO SALES

HILLTOP MOTORS

HILTON HEAD MITSUBISHI

HILTON HEAD NISSAN

HOLLYWOOD MOTOR CO #1

HOLLYWOOD MOTOR CO #3

HOMESTEAD MOTORS

HOMETOWN AUTO MART, INC

HONDA CARS OF BRADENTON

HONDA MALL OF GEORGIA

HONDA MARYSVILLE

HONDA OF FRONTENAC

HONDA OF GAINESVILLE

HONDA OF MENTOR

HONDA OF OCALA

HONDA OF TIFFANY SPRINGS

HONDA VOLVO OF JOLIET

HONEYCUTT’S AUTO SALES, INC.

HOOVER AUTOMOTIVE LLC

HOOVER CHRYSLER PLYMOUTH DODGE

HOOVER MITSUBISHI CHARLESTON

HOOVER TOYOTA, LLC

HORACE G ILDERTON

HORIZON CARS

HT MOTORS INC

HUBERT VESTER TOYOTA SCION

HUBLER FINANCE CENTER

HUBLER NISSAN, INC.

HUDSON AUTO SALES

HUGH WHITE HONDA

HUNT AUTOMOTIVE, LLC

HUSTON MOTORS INC.

HUTCHINSON PONTIAC GMC

HWY 150 BUYERS WAY, INC.

HYUNDAI CERTIFIED CENTER

HYUNDAI OF BRADENTON

HYUNDAI OF LOUISVILLE

HYUNDAI OF NEW PORT RICHEY

HYUNDAI OF NICHOLASVILLE

HYUNDIA OF GREER

HZF PLAINWELL

I 95 TOYOTA & SCION

I DRIVE USA CORP

ICARS LLC

ICON MOTORS LLC

IDEAL AUTO

IDEAL USED CARS INC

IMAGINE CARS

IMPERIAL MOTORS

IMPERIAL SALES & LEASING INC

IMPEX AUTO SALES

IMPORT AUTO BROKERS INC

IMPORT’S LTD

INDIAN RIVER LEASING CO

INDY AUTO LAND LLC

INDY AUTO MAN LLC

INDY MOTORS SOUTH

INDY MOTORSPORTS

INDY’S UNLIMITED MOTORS

INFINITI OF COLUMBUS, LLC

INFINITI RICHMOND INC

DEALER NAME	DEALER NAME

INTEGRITY AUTO PLAZA LLC

INTEGRITY AUTO SALES

INTEGRITY AUTO SALES, INC.

INTEGRITY AUTOMOTIVE

INTERCAR

INTERNATIONAL AUTO LIQUIDATORS

INTERNATIONAL AUTO OUTLET

INTERNATIONAL AUTO WHOLESALERS

INTERSTATE MOTORS LLC

ISAACS PRE-OWNED AUTOS LLC

J & C AUTO SALES

J & M AFFORDABLE AUTO, INC.

J AND J MOTORSPORTS LLC

J&B AUTO SALES & BROKERAGE

J.W. TRUCK SALES, INC.

JACK DEMMER FORD, INC.

JACK MAXTON CHEVROLET INC

JACK MAXTON USED CARS

JACK MILLER KIA

JACK STONES CREEKSIDE SALES

JACKIE MURPHY’S USED CARS

JACK-SON AUTO SALES INC

JACKSONVILLE AUTO SALES LLC

JACOBY MOTORS INC

JAKE SWEENEY CHEVROLET, INC

JAKE SWEENEY MAZDA WEST

JAKE SWEENEY SMARTMART INC

JAKMAX

JAMESTOWN AUTO SALES INC

JARRARD PRE-OWNED VEHICLES

JARRETT FORD OF PLANT CITY

JARRETT GORDON FORD INC

JAX AUTO WHOLESALE, INC.

JAY HONDA

JAY WOLFE AUTO OUTLET

JB’S AUTO SALES OF PASCO, INC.

JC AUTOMAX

JC LEWIS FORD, LLC

JDF AUTO

JEANIES AUTOMOTIVE INC

JEFF SCHMITT AUTO GROUP

JEFF SCHMITT COLUMBUS INC

JEFF WYLEF CHEVROLET OF

JEFF WYLER ALEXANDRIA, INC.115

JEFF WYLER CHEVROLET, INC

JEFF WYLER CHRYSLER JEEP DODGE

JEFFREY P. HYDER

JEFFREYS AUTO EXCHANGE

JEMS AUTO SALES INC

JENKINS MAZDA

JENKINS NISSAN, INC.

JEREMY FRANKLINS SUZUKI OF KAN

JERRY HAGGERTY CHEVROLET INC

JERRY WILSON’S MOTOR CARS

JESSE’S AUTO SALES INC

JIM BURKE NISSAN

JIM BUTLER AUTO PLAZA

JIM COGDILL DODGE CO

JIM DOUGLAS SALES AND SERVICE

JIM M LADY OLDSMOBILE INC

JIM ORR AUTO SALES

JIM SKINNER FORD INC

JIM WHITE HONDA

JIM WOODS AUTOMOTIVE, INC.

JIMMIE VICKERS INC.

JIMMY SMITH PONTIAC BUICK GMC

JK AUTOMOTIVE GROUP LLC

JKB AUTO SALES

JMC AUTO BROKERS INC

JODECO AUTO SALES

JOE FIRMENT CHEVROLET

JOE KIDD AUTOMOTIVE INC

JOE KIDD MITSUBISHI

JOE WINKLE’S AUTO SALES LLC

JOHN BELL USED CARS INC

JOHN BLEAKLEY FORD

JOHN HIESTER CHEVROLET

JOHN HINDERER HONDA

JOHN JENKINS, INC.

JOHN JONES AUTOMOTIVE

JOHNNY WRIGHT AUTO SALES LLC

JOHNNYS MOTOR CARS LLC

JOHNSON AUTOPLEX

JOSEPH MOTORS

JT AUTO INC.

JULIANS AUTO SHOWCASE, INC.

JUST-IN-TIME AUTO SALES INC

K T AUTO SALES LLC

DEALER NAME	DEALER NAME

KAHLER AUTO SALES LLC

KAISER PONTIAC BUICK GMC

KALER LEASING SERVICES INC

KAR CONNECTION

KARL FLAMMER FORD

KASPER CHRYSLER DODGE JEEP

KATHY’S KARS

KC CARPLEX LLC

KDK AUTO BROKERS

KEFFER OF MOORESVILLE, LLC

KEFFER PRE-OWNED SOUTH

KEGANS AUTOMOTIVE GROUP LLC

KEITH HAWTORNE FORD

KEITH PIERSON TOYOTA

KELEMEN AUTO SALES

KELLEY BUICK GMC INC

KELLY & KELLY INVESTMENT CO IN

KELLY FORD

KELLYS KARZ LLC

KEN GANLEY NISSAN INC

KENDALL MITSUBISHI

KENDALL TOYOTA

KENNYS AUTO SALES, INC

KEN’S AUTOS

KENS KARS

KERRY NISSAN, INC.

KERRY TOYOTA

KEY CHRYLSER PLYMOUTH INC

KIA ATLANTA SOUTH

KIA COUNTRY OF SAVANNAH

KIA MALL OF GEORGIA

KIA OF ALLIANCE

KIA OF CANTON

KING AUTOMOTIVE, LLC

KING MOTORS

KING SUZUKI OF HICKORY LLC

KINGS AUTO GROUP INC

KINGS AUTOMOTIVE INC

KING’S COLONIAL FORD

KINGS FORD, INC

KINGS HONDA

KINGS OF QUALITY AUTO SALES

KLASSIC CARS LLC

KMAX INC

KNAPP MOTORS

KNE MOTORS, INC.

KNH WHOLESALE

KNOX BUDGET CAR SALES & RENTAL

KOE-MAK CORP

KOETTING FORD INC

KUNES COUNTY FORD OF ANTIOCH

L & M MOTORS, LLC

LA AUTO STAR, INC.

LAFONTAINE AUTO GROUP

LAGRANGE MOTORS

LAKE NISSAN SALES, INC.

LAKE NORMAN MOTORS LLC

LAKE PLACID MOTOR CAR, INC

LAKE ST LOUIS AUTO

LAKE WALES CHRSYLER DODGE

LAKELAND AUTO MALL

LAKELAND CAR COMPANY LLC

LAKELAND CHRYSLER DODGE

LAKELAND TOYOTA INC.

LALLY ORANGE BUICK PONTIAC GMC

LANCASTER AUTOMOTIVE

LANCASTER MOTOR CO.

LANCASTERS AUTO SALES, INC.

LANDERS MCLARTY CHEVROLET

LANDERS MCLARTY SUBARU

LANDERS TOYOTA OF HAZELWOOD

LANDMARK AUTO INC

LANDMARK CDJ OF MONROE, LLC

LANE 1 MOTORS

LANG CHEVROLET COMPANY

LANGDALE HONDA KIA OF

LANIGAN’S AUTO SALES

LARRY JAY IMPORTS, INC

LARRY ROESCH-CHRYSLER JEEP INC

LASCO FORD INC

LATIN MOTORS INTERNATIONAL LLC

LAWRENCEBURG CHEVROLET INC

LEASDERS AUTO SALES LLC

LEBANON FORD LINCOLN

LEE’S AUTO SALES, INC

LEES SUMMIT DODGE CHRYSLER JEE

LEGACY MOTORS

LEITH MITSUBISHI

DEALER NAME	DEALER NAME

LEXUS OF SARASOTA

LEXUS RIVER CENTER

LGE CORP

LIBERTY AUTO CITY INC

LIBERTY FORD SOLON, INC.

LIBERTY FORD, INC

LIBERTY MOTORS LLC

LIBERTY USED MOTORS INC

LIPTON TOYOTA

LITTLE RIVER TRADING CO OF

LMN AUTO INC

LOCHMANDY AUTOS

LOKEY NISSAN

LONDOFF JOHNNY CHEVROLET INC

LONGSTREET AUTO

LONGWOOD KIA MITSUBISHI

LOU BACHRODT CHEVROLET

LOU SOBH AUTOMOTIVE OF

LOUDON MOTORS, INC

LOWERY BROS. OVERSTOCK LLC

LOWEST PRICE TRANSPORTATION

LUCKY CARS

LUCKY LINE MOTORS INC

LUX MOTOR SALES

LUXOR AUTOMOTIVE INC

LUXURY AUTO DEPOT

LUXURY AUTO LINE LLC

LUXURY AUTO MALL

LUXURY CARS & FINANCIAL, INC.

LUXURY CARS OUTLET

LUXURY FLEET LEASING LLC

LUXURY IMPORTS AUTO SALES

LYNN HINES USED CARS

LYNN LAYTON CHEVROLET

LYONS CHEVROLET BUICK GMC INC

M & M AUTO GROUP INC

M & M AUTO SUPER STORE

M & M AUTO WHOLESALERS, LLC

M & M AUTO, INC.

MA & PAS AUTO SALES & SERVICE

MACATAWA AUTO & FINANCE CO

MACHADO AUTO SELL LLC

MAGIC MOTORS CENTER

MAHER CHEVROLET INC

MAINLAND AUTO SALES INC

MAINSTREET AUTOMART LLC

MANASSAS AUTO TRUCK & TRACTOR

MANASSAS AUTOMOBILE GALLERY

MARANATHA AUTO

MARCH MOTORS INC.

MARIETTA AUTO MALL CENTER

MARK SWEENEY BUICK PONTIAC GMC

MARKS AUTO SALES

MARLOZ OF HIGH POINT

MARSHALL FORD

MARSHALL MOTORS OF FLORENCE

MASHALLAH IMPORTS LLC

MASTER CAR INTERNATIONAL, INC

MASTER CARS

MATHEWS BUDGET AUTO CENTER

MATHEWS FORD INC.

MATHEWS FORD OREGON, INC

MATIA MOTORS, INC

MATRIX AUTO SALES, INC.

MATT CASTRUCCI

MATTHEWS MOTOR COMPANY

MATTHEWS MOTORS INC.

MATTHEWS-HARGREAVES CHEVROLET

MAXIE PRICE CHEVROLETS OLDS,

MAXIMUM DEALS, INC.

MAXKARS MOTORS

MAYSVILLE AUTO SALES

MC AUTO

MCABEE MOTORS

MCCLUSKY AUTOMOTIVE LLC

MCFARLAND CHEVROLET-BUICK, INC

MCGHEE AUTO SALES INC.

MCJ AUTO SALES OF CENTRAL FLOR

MCKENNEY CHEVROLET

MCKENZIE MOTOR COMPANY, INC,

MCPHAILS AUTO SALES

MCVAY MOTORS, INC.

MEADE BROTHERS AUTO LLC

MECHANICSVILLE TOYOTA

MEDINA AUTO BROKERS

MEDINA AUTO MALL

MEDLIN MOTORS, INC.

MELRAY MOTORS CORP

DEALER NAME	DEALER NAME

MELROSE PARK AUTO MALL

MEMBERS SALES AND LEASING INC

MENTOR NISSAN

MERCEDES- BENZ OF BEDFORD

MEROLLIS CHEVROLET SALES

METRO IMPORTS INC

METRO USED CARS

METROLINA AUTO SALES INC

MGM AUTO SALES

MIA REPOS LLC

MIAMI AUTO COLLECTION, INC

MIAMI AUTO SHOW LLC

MIAMI AUTO WHOLESALE

MIAMI CARS INTERNATIONAL INC

MICHAEL’S AUTO SALES CORP

MID AMERICA AUTO EXCHANGE INC

MID AMERICA AUTO GROUP

MID ATLANTIC AUTO SALES INC

MID RIVERS MOTORS

MIDDLE TENNESSEE AUTO MART LLC

MIDFIELD MOTOR COMPANY, INC.

MIDSTATE MOTORS

MID-TOWN MOTORS LLC

MIDWAY AUTO GROUP

MIDWAY MOTORS

MIDWEST AUTO STORE LLC

MIDWEST FINANCIAL SERVICES

MIDWEST MOTORS & TIRES

MIDWESTERN AUTO SALES, INC.

MIG CHRYSLER DODGE JEEP RAM

MIKE BASS FORD

MIKE CASTRUCCI CHEVY OLDS

MIKE CASTRUCCI FORD OF ALEX

MIKE CASTRUCCI FORD SALES

MIKE ERDMAN TOYOTA

MIKE PRUITT HONDA, INC

MIKES TRUCKS AND CARS

MILE STRETCH AUTO SALES

MILES AUTO SALES

MILLENIUM AUTOMOTIVE GROUP

MILTON DODGE CHRYSLER JEEP

MILTON MARTIN HONDA

MINIVAN SOURCE, INC.

MIRA AUTO SALES LLC

MIRACLE CHRYSLER DODGE JEEP

MISSOURI MOTORS LLC

MITCH RUBINSTEIN MOTOR CO

MITCHELL COUNTY FORD LLC

MITCHELL MOTORS

MIX MOTORS INC

MJ AUTO SALES

MODERN CHEVROLET

MODERN CORP

MONARCH CAR CORP

MONROE DODGE/CHRYSLER INC.

MONTGOMERY MOTORS

MONTROSE FORD LINCOLN/MERCURY

MOORE NISSAN

MOORING AUTOMOTIVE GROUP LLC

MORNING STAR MOTORS

MORRISVILLE AUTO SALES

MORROWS AUTO SALES

MOTOR CAR CONCEPTS II

MOTOR CARS HONDA

MOTORCARS

MOTORCARS TOYOTA

MOTORHOUSE INC

MOTORMART LLC

MOTORMAX OF GRAND RAPIDS

MOTORS DRIVEN INC

MOTORVATION MOTOR CARS

MR AUTO SALES

MULLEN AUTO SALES LLC

MULLINAX FORD OF PALM BEACH

MURPHY AUTO CENTER OF

MURRAY’S USED CARS

MY CAR LLC

MYLENBUSCH AUTO SOURCE LLC

N & D AUTO SALES, INC.

NALLEY HONDA

NANO MOTORS COMPANY

NAPLETONS NISSAN/NAPLETONS

NAPLETON’S RIVER OAKS CHRYSLER

NAPLETON’S RIVER OAKS KIA

NATIONAL ADVANCE CORP

NATIONAL ADVANCE CORP

NATIONAL AUTO SALES

NATIONAL AUTOMOTIVE, INC

DEALER NAME	DEALER NAME

NATIONAL CAR MART, INC

NATIONAL ROAD AUTOMOTIVE LLC

NATIONWIDE AUTOMOTIVE GROUP

NELSON AUTO SALES

NELSON MAZDA

NELSON MAZDA RIVERGATE

NEUHOFF AUTO SALES

NEW CARLISLE CHRYSLER JEEP

NEW DAWN AUTO MALL

NEW GENERATION MOTORS INC

NEW LIFE AUTO SALES LLC

NEWPORT AUTO GROUP

NEWPORT UNIVERSAL GROUP CORP

NEWTON’S AUTO SALES, INC.

NEXT CAR INC

NICHOLAS DATA SERVICES, INC.

NICKS AUTO MART

NIMNICHT PONTIAC

NISSAN OF MELBOURNE

NISSAN ON NICHOLASVILLE

NORTH ATLANTA AUTO SUPERSTORE

NORTH ATLANTA MOTORS LLC

NORTH BROTHERS FORD, INC

NORTH IRVING MOTORS INC

NORTHEND MOTORS INC

NORTHERN AUTO MART

NORTHLAND AUTO SALES

NORTHPOINTE AUTO SALES

NORTHWEST MOTORS INC

NOURSE CHILLICOTHE

NUMBER ONE IN RADIO ALARMS INC

NUOVO INIZIO OF FLORIDA, INC.

OCEAN AUTO BROKERS

OCEAN HONDA

O’CONNORS AUTO OUTLER

OFF LEASE FINANCIAL, INC.

OFFLEASE AUTOMART LLC

OKOLONA MOTOR SALES

OLATHE FORD SALES, INC.

OLDHAM MOTOR COMPANY LLC

OLYMPIC MOTOR CO LLC

OLYMPIC SALES & SERVICE

ON THE ROAD AGAIN, INC.

ON TRACK AUTO MALL, INC.

ORANGE PARK AUTO MALL

ORANGE PARK DODGE

ORLANDO AUTOS

ORLANDO DODGE, INC.

ORLANDO HYUNDAI

OSCAR MOTORS CORPORATION

OVERFLOW MOTORS LLC

OXMOOR FORD LINCOLN MERCURY

OXMOOR TOYOTA

PACE CAR

PACE CHEVROLET BUICK GMC

PACE MOTOR COMPANY

PALM BAY FORD

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM CHEVROLET

PALM CHEVROLET OF GAINESVILLE

PALMETTO 57 NISSAN

PALMETTO FORD

PALMETTO WHOLESALE MOTORS

PAPPADAKIS CHRYSLER DODGE JEEP

PAQUET AUTO SALES

PARADISE MOTOR SPORTS

PARAMOUNT AUTO

PARK AUTO MALL, INC

PARK AUTO PLAZA LLC

PARKS AUTOMOTIVE, INC

PARKS CHEVROLET - GEO

PARKWAY FORD, INC.

PARKWAY MITSUBISHI

PARKWAY MOTORS INC

PATRICK O’BRIEN JR CHEVROLET

PATRIOT AUTOMOTIVE SALES &

PATTERSON AUTOMOTIVE, INC.

PAUL CLARK ENTERPRISES INC

PAUL MILLER FORD, INC.

PAUL WALSH NISSAN INC

PAYLESS AUTO DEALS LLC

PAYLESS AUTO OF TULLAHOMA

PAYLESS CARS SALES GREENSBORO

PAYLESS MOTORS LLC

PCT ENTERPRISES OF FLORIDA LLC

PEGGY’S AUTO SALES

PELHAM’S AUTO SALES

DEALER NAME	DEALER NAME

PENSACOLA AUTO BROKERS, INC

PERFORMANCE CHEVROLET BMW

PERFORMANCE CHRYSLER JEEP DODG

PERFORMANCE GMC OF

PERFORMANCE TOYOTA

PETE MOORE CHEVROLET, INC

PETE MOORE IMPORTS, INC

PETERS AUTO SALES, INC.

PG MOTORS LLC

PHILIP MOTORS INC

PHILLIPS CHRYSLER-JEEP, INC

PHILMARK INC

PHOENIX MOTORS

PHOENIX SPECIALTY MOTORS CORP

PIEDMONT AUTO SALES INC

PILES CHEV-OLDS-PONT-BUICK

PINELLAS MOTORS INC

PINEVILLE IMPORTS

PLAINFIELD AUTO SALES, INC.

PLAINFIELD FAMILY AUTO & REPAI

PLANET SUZUKI

PLATINUM AUTO SALES

PLATINUM AUTO SALES & LEASING

PLATTNER’S

PLAZA LINCOLN MERCURY

PLAZA PONTIAC BUICK GMC INC

POGUE CHEVROLET INC

PORT MOTORS

PORTAL AUTOMOTIVE INC

POWER MOTORS LLC

POWER PONTIAC GMC OLDSMOBILE

POWERBUY MOTORS

PRADO AUTO SALES

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

PREMIER AUTO GROUP

PREMIER AUTO SALES

PREMIER AUTOS OF ALTON

PREMIER MAZDA/CDJ AUTOMOTIVE

PREMIER ONE MOTOR CARS INC

PREMIERE CHEVROLET, INC.

PREMIUM AUTO BY RENT

PREMIUM MOTORS LLC

PRESTIGE AUTO EXCHANGE

PRESTIGE AUTO MALL

PRESTIGE AUTO SALES II INC

PRESTIGE MOTORS

PRESTIGE MOTORS OF VIERA

PRESTON AUTO OUTLET

PRICE RIGHT STERLING HEIGHTS

PRICE WISE AUTO SALES, INC.

PRICED RIGHT CARS, INC

PRIDE AUTO SALES

PRIME MOTORS INC

PRIME MOTORS, INC.

PROCAR

PROFESSIONAL AUTO SALES

PROVIDENCE AUTO GROUP LLC

PT AUTO WHOLESALE

QUALITY IMPORTS

QUEEN CITY AUTO SALES

R & B CAR COMPANY

R & Z AUTO SALES

R AND R MOTORS

RAMOS AUTO LLC

RAMSEY MOTORS

RANKL & RIES MOTORCARS, INC

RAY CHEVROLET

RAY LAETHEM BUICK GMC INC

RAY PEARMAN LINCOLN MERCURY

RAY SKILLMAN CHEVROLET

RAY SKILLMAN EASTSIDE

RAY SKILLMAN NORTHEAST MAZDA

RAY SKILLMAN OLDSMOBILE AND

RAY SKILLMAN USED CAR

RAY SKILLMAN WESTSIDE

RAYMOND CHEVROLET KIA

RE BARBER FORD INC

READY CARS INC

REAL BIZ AUTOMOTIVES

REALITY AUTO SALES INC

REDSKIN AUTO SALES INC

REGAL PONTIAC, INC.

REGIONAL WHOLESALE

REID’S AUTO CONNECTION

REIDSVILLE NISSAN INC

RELIABLE TRUCK SALES

RENEWIT CAR CARE

DEALER NAME	DEALER NAME

REVOLUTION MOTORS LLC

RICART FORD USED

RICE AUTO SALES

RICHARD HUGES AUTO SALES

RICHARD KAY AUTOMOTIVE

RICK CASE CARS INC

RICK CASE MOTORS, INC.

RICK HILL NISSAN INC

RICK MATTHEWS BUICK PONTIAC

RICKS AUTO SALES

RIDE N DRIVE

RIDE TIME, INC.

RIGHT HOUR AUTO SALES INC

RIGHTWAY AUTOMOTIVE CREDIT

RIOS MOTORS

RIVER CITY AUTO SALES INC

RIVERGATE TOYOTA

RIVERSIDE MOTORS, INC

RIVIERA AUTO SALES SOUTH, INC.

RIV’S MOTORSPORTS

RJ’S AUTO SALES

RML HUNTSVILLE AL AUTOMOTIVE

ROAD MASTER AUTO SALES LLC

ROADKILL AUTO, INC.

ROB PARTELO’S WINNERS

ROBERTS COMPANY MOTOR MART LLC

ROCK ROAD AUTO PLAZA

ROD HATFIELD CHRYSLER DGE JEEP

ROGER WILLIAMS AUTO SALES

ROGER WILSON MOTORS INC

ROSE AUTOMOTIVE INC

ROSE CITY MOTORS

ROSE CITY MOTORS

ROSE CITY MOTORS

ROSE CITY MOTORS 2

ROSEDALE AUTO SALES INC

ROSEN HYUNDAI OF ALGONQUIN LLC

ROSEN MAZDA

ROSEN MAZDA OF LAKE VILLA

ROSEN NISSAN

ROSWELL MITSUBISHI

ROUEN CHRYSLER DODGE JEEP INC

ROUEN MOTORWORKS LTD

ROUNTREE-MOORE INC

ROVING AUTO

ROY O’BRIEN, INC

ROYAL AUTO SALES

ROYAL AUTOTEC INC

ROYAL FAMILY MOTORS INC

ROYAL OAK FORD SALES, INC.

RP AUTOMOTIVE LLC

RPM AUTO SALES

RPM AUTOS

RPT SALES & LEASING LLC

RT 177 AUTO SALES INC

RUSSELL AUTO SALES

S ANDREWS AUTO SALES INC

S S AUTO INC

SABISTON MCCABE AUTO SOLUTIONS

SALTON MOTOR CARS INC

SAM GALLOWAY FORD INC.

SANDERSON AUTO SALES INC

SANDY’S AUTO SALES LLC

SANSING CHEVROLET, INC

SATURN OF SARASOTA, INC.

SAULS MOTOR COMPANY, INC.

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH SPORTS AND IMPORTS

SAVANNAH TOYOTA & SCION

SCOTT CLARK HONDA

SEELYE WRIGHT KIA OF HOLLAND

SELECT AUTO SALES

SELECT MOTORS OF TAMPA INC.

SERRA AUTOMAX - DEACTIVATED

SERRA NISSAN VOLKSWAGON

SERRA VISSER NISSAN INC

SEVERITY MOTORSPORTS INC

SHAD MITSUBISHI

SHARP CARS OF INDY

SHAVER MOTORS OF ALLEN CO INC

SHAWNEE MOTORS GROUP

SHEEHAN PONTIAC

SHEEHY FORD INC

SHEEHY GLEN BURNIE INC.

SHELBYVILLE CHRYSLER PRODUCTS

SHERDAN ENTERPRISES LLC

SHERWOOD AUTO & CAMPER SALES

DEALER NAME	DEALER NAME

SHERWOOD OF SALISBURY INC

SHOOK AUTO INC

SHORELINE AUTO CENTER INC

SHOW ME AUTO MALL INC

SHOWCASE AUTOS, INC

SHUTT ENTERPRISES INC

SIGN & DRIVE AUTO SALES LLC

SIGN & DRIVE MOTORS LLC

SIGNATURE MOTORS USA LLC

SIMMONS NISSAN

SIMON SAYS ETC CORP

SIMS BUICK GMC NISSAN

SIMS BUICK PONTIAC, LLC

SINA AUTO SALES, INC.

SINCLAIR DAVE LINCOLN MERCURY

SIX AUTO SALES

SKY AUTOMOTIVE GROUP CORP

SMH AUTO

SMITH MOTORS LLC

SOUTH 71 AUTO SALES

SOUTH BEACH MOTOR CARS

SOUTH CHARLOTTE PREOWNED AUTO

SOUTH COUNTY AUTO PLAZA

SOUTH DADE TOYOTA

SOUTH MIAMI FIAT

SOUTH MOTORS HONDA

SOUTHEAST JEEP EAGLE

SOUTHERN AUTOMOTIVE ENTERPRISE

SOUTHERN CARS

SOUTHERN CHEVROLET

SOUTHERN DODGE CHRY JP RAM @ N

SOUTHERN MOTOR COMPANY

SOUTHERN STAR AUTOMOTIVE

SOUTHERN TRUST AUTO GROUP

SOUTHERN TRUST AUTO SALES

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHGATE FORD

SOUTHPORT MOTORS

SOUTHTOWN MOTORS

SPACE & ROCKET AUTO SALES

SPIRIT CHEVROLET-BUICK INC.

SPIRIT FORD INC

SPITZER DODGE

SPITZER KIA

SPITZER MOTOR CITY

SPORT MAZDA

SPORTS AND IMPORTS, INC.

SPORTS CENTER IMPORTS INC

SRQ AUTO LLC

ST LOUIS CARS & CREDIT INC

STANFIELD AUTO SALES

STAN’S CAR SALES

STAR MOTORS

STARGATE AUTO SALES LLC

STARK AUTO GROUP

STATE AUT GROUP LLC

STATELINE CHRYSLER DODGE JEEP

STEELY LEASE SALES

STEPHEN A FINN AUTO BROKER

STERLING AUTO SALES

STEVE RAYMAN CHEVROLET, LLC

STEWART AUTO GROUP OF

STEWART MOTORS

STINGRAY CHEVROLET BARTOW LLC

STL AUTO BROKERS

STOKES AUTOMOTIVE INC

STOKES BROWN TOYOTA SCION

STOKES HONDA CARS OF BEAUFORT

STOKES KIA

STONE MOUNTAIN NISSAN

STUCKEY’S CHEVROLET BUICK

SUBARU CONCORD

SUBARU OF DAYTON

SUBARU OF KENNESAW LLC

SUBARU OF MCDONOUGH, LLC

SUBARU OF WICHITA LLC

SUBURBAN AUTO SALES

SUBURBAN CHRYSLER JEEP DODGE

SUFFIELD MOTORS

SUMMIT AUTOPLEX LLC

SUMMIT PLACE KIA

SUMMIT PLACE KIA MT. CLEMENS

SUMMIT PRE-OWNED OF RALEIGH

SUN HONDA

SUN TOYOTA

SUNCOAST KIA

SUNNY FLORIDA MOTORS, INC.

SUNRAY AUTO SALES INC

DEALER NAME	DEALER NAME

SUNRISE CHEVROLET

SUNSET CHEVROLET INC.

SUNSET MOTORS

SUNSHINE AUTO BROKERS INC

SUNTRUP NISSAN VOLKSWAGEN

SUPER AUTO SALES

SUPER AUTOS MIAMI

SUPER DEAL AUTO SALES LLC

SUPERIOR ACURA

SUPERIOR CHEVROLET

SUPERIOR KIA

SUPERIOR MOTORS NORTH

SUPERIOR PONTIAC BUICK GMC,INC

SUPREME CARRIAGE LLC

SUPREME MOTORS OF NASHVILLE

SUSAN SCHEIN CHRYSLER PLYMOUTH

SUTHERLAND CHEVROLET INC

SUZUKI OF NASHVILLE

TAMERON AUTOMOTIVE GROUP

TAMIAMI FORD, INC.

TAMPA HONDA

TAMPABAYAUTOS.NET

TARGET AUTOMOTIVE

TAYLOR AUTO SALES INC.

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TEAM AUTO INC

TEAM AUTOMOTIVE

TEAM NISSAN OF MARIETTA

TED CIANOS USED CAR CENTER

TELLIS FOREIGN AUTO REPAIR INC

TENNESSEE AUTO SALES

TENNESSEE AUTOPLEX, LLC

TENNYSON CHEVROLET, INC.

TERRE HAUTE AUTO AND EQUIPMENT

TERRY CULLEN CHEVROLET

TERRY LABONTE CHEVROLET

TERRY LEE HONDA

THE 3445 CAR STORE, INC.

THE AUTO BROKER

THE AUTO GROUP LLC

THE AUTO LIVERY

THE AUTO PARK INC

THE AUTO SOURCE, INC

THE AUTO STORE

THE AUTO STORE

THE AUTO STORE

THE AUTOBLOCK

THE CAR CABANA OF

THE CAR CENTER

THE CAR COMPANY

THE CAR COMPANY SUZUKI

THE CAR CONNECTION, INC.

THE CAR EXCHANGE

THE CAR GUYS AUTO SALES

THE CAR SHOPPE LLC

THE CAR STORE

THE CAR STORE

THE CORNER AUTO SALES

THE LUXURY AUTOHAUS INC.

THE MINIVAN STORE

THE MOTOR GROUP LLC

THE REPO STORE

THE TRUCK FARM OF EASLEY

THOMAS & SON INC.

THOMAS AUTO MART, INC.

THOMASVILLE TOYOTA

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THORNTON ROAD KIA

THOROUGHBRED FORD INC

THRIFTY OF GRAND RAPIDS

TIFFIN FORD LINCOLN MERCURY

TILLMAN AUTO LLC

TIM SHORT CHEVY BUICK GMC OF

TINCHER AUTO GROUP

TKP AUTO SALES INC

TNT AUTO SALES INC

TOLEDO METRO AUTO SALES

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM STENHOUWER AUTO SALES INC

TOM TEPE AUTOCENTER INC

TOM WOOD TOYOTA, INC.

TOMLINSON MOTOR COMPANY OF

TONY ON WHEELS INC

TONY’S AUTO SALES OF

TOP CHOICE AUTO

DEALER NAME	DEALER NAME

TOP GUN AUTO SALES LLC

TOWN & COUNTRY AUTO SALES, LLC

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY FORD, INC.

TOWNE EAST AUTO

TOYOTA OF CINCINNATI

TOYOTA OF ELIZABETH CITY

TOYOTA OF GASTONIA

TOYOTA OF HOLLYWOOD

TOYOTA OF LOUISVILLE, INC.

TOYOTA OF MCDONOUGH

TOYOTA OF MUNCIE

TOYOTA ON NICHOLASVILLE

TOYOTA WEST/SCION WEST

TRI CITY AUTO SALES

TRIAD AUTOPLEX

TRI-CITY AUTO MART

TRI-COUNTY CHRYSLER PRODUCTS

TROPICAL AUTO OUTLET

TROPICAL AUTO SALES

TRUST MOTORS LLC

TRYON AUTO MALL

TWIN CITY CARS INC

U.S. AUTO GROUP, INC.

U-DRIVE

U-DRIVE AUTO LLC

ULTIMATE AUTO DEALS INC

ULTIMATE IMAGE AUTO, INC

UNITED AUTO SALES

UNITED LUXURY MOTORS LLC

UNITED SALES AND LEASING, INC

UNITED VEHICLE SALES

UNIVERSAL AUTO PLAZA

UNIVERSAL AUTO PLAZA LLC

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY KIA

UNIVERSITY MOTORS

UNIVERSITY NISSAN

UNLIMITED AUTOMOTIVE

UNLIMITED MOTORS

UNLIMITED MOTORS

UPPER MARLBORO FORD LLC

US 1 CHRYSLER DODGE JEEP

USA AUTO & LENDING INC

USA MOTORCARS

USED AUTO IMPORTS OF FLORIDA

USED CAR FACTORY INC

USED CAR SUPERMARKET

V & S AUTO SALES LLC

V & V AUTO CENTER INC

VA CARS INC

VADEN NISSAN, INC.

VAN PAEMEL SALES

VANN YORK PONTIAC BUICK GMC

VANN YORK PONTIAC, INC.

VANN YORK TOYOTA, INC

VANTAGE MOTORS LLC

VARSITY LINCOLN MERCURY

VEHICLES 4 SALES, INC.

VELOCITY MOTORS INC

VERACITY MOTOR COMPANY LLC

VESTAVIA HILLS AUTOMOTIVE

VICTORIA MOTORS, LLC

VICTORY AUTO EXPRESS INC

VICTORY AUTO INC

VICTORY CHEVROLET BUICK

VICTORY CHEVROLET LLC

VICTORY HONDA OF MONROE

VICTORY LAP MOTORS

VILLAGE AUTOMOTIVE

VIN DEVERS, INC

VINCE WHIBBS PONTIAC-GMC

VININGS ENTERPRISES INC

VIP AUTO ENTERPRISES INC

VIP AUTO GROUP, INC.

VIRGINA MOTOR CO.

VOGUE MOTOR CO INC

VOLUSIA AUTO SALES

VOLVO OF FT. MYERS

VULCAN MOTORS LLC

WABASH AUTO CARE INC

WADE FORD INC

WAGNER SUBARU

WALDEN AUTOMOTIVE ENTERPRISES

WALT SWEENEY FORD, INC

WALT’S LIVE OAK FORD

WANTED WHEELS INC

WASHINGTON BLVD MOTORS

DEALER NAME	DEALER NAME

WAYNESVILLE AUTO MART

WEB AUTO BROKERS

WEBBER AUTOMOTIVE LLC

WEINE AUTO SALES EAST

WEINLE AUTO SALES

WEST COUNTY NISSAN LLC

WEST END AUTO SALES & SERVICE

WEST KENDALL TOYOTA

WEST SIDE TOYOTA

WESTSIDE MOTOR CO

WHEELS & DEALS AUTO SALES

WHEELS & DEALS AUTO SALES OF

WHEELS AUTO SALES

WHEELS MOTOR SALES

WHITEWATER MOTOR COMPANY INC

WHOLESALE, INC

WILDCAT AUTO SALES

WILDWOOD MOTORS

WILLETT HONDA SOUTH

WINDSOR AUTO SALES

WINTER PARK AUTO EXCHANGE INC

WMD MOTORS INC

WONDERGEM, INC

WOODBRIDGE MOTORS, INC.

WOODY ANDERSON FORD

WOODY SANDER FORD, INC.

WORLD AUTO, INC.

WORLD CAR CENTER & FINANCING

WORLEY AUTO SALES

WOW CAR COMPANY

WRIGHT’S AUTO SALES

WWW.GETAUCTIONCARS.COM

WYRICK AUTO SALES

XCITING AUTO SALES LLC

XL1 MOTORSPORTS, INC

XTREME MOTORS INC

YARK AUTOMOTIVE GROUP, INC

YERTON LEASING & AUTO SALES

YES AUTO SALES INC

YES AUTOMOTIVE LLC

YES GUARANTEED AUTO FINANCING

YESHUA AUTO SALES LLC

YOUR DEAL AUTOMOTIVE

ZAPPIA MOTORS

ZEIGLER CHRYSLER DODGE JEEP ZENA HOLDINGS LLC ZOMBIE JOHNS KILLER DEALS LLC